EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES OXLEY ACT OF 2002


         I, Stanley P. Brown, III, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American Life Holding Company, Inc. on Form 10-QSB for the fiscal quarter ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of, American Life Holding Company, Inc.

August 18, 2003                          By: /s/Stanley P. Brown, III
                                            -----------------------------
                                         Stanley P. Brown, III,
                                         President, Principal Executive Officer,
                                         and Principal Accounting and Financial
                                         Officer